MUNIVEST
                                                                FUND II, INC.

                               [GRAPHIC OMITTED]

                                               STRATEGIC
                                                         Performance

                                                                Annual Report
                                                                October 31, 2000

                             MUNIVEST FUND II, INC.

The Benefits and Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                        MuniVest Fund II, Inc., October 31, 2000

DEAR SHAREHOLDER

For the year ended October 31, 2000, the Common Stock of MuniVest Fund II, Inc. earned $0.786 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.90%, based on a month-end net asset value of $13.32 per share. Over the same period, the total investment return on the Fund's Common Stock was +11.33%, based on a change in per share net asset value from $12.81 to $13.32, and assuming reinvestment of $0.790 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +7.40%, based on a change in per share net asset value from $12.82 to $13.32, and assuming reinvestment of $0.390 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 4.46% for Series A, 3.83% for Series B and 4.32% for Series C.

The Municipal Market Environment

During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%-9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. Over this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy

During the six months ended October 31, 2000, the reduction in overall bond issuance and declining bond yields limited portfolio activity. We attempted to maintain the market neutral position we adopted late last year by adding some interest rate-sensitive issues to the Fund. As tax-exempt bond yields declined in recent months, the market value of many of the Fund's holdings appreciated to such an extent that additional market gains were limited. Some of these issues were sold both to capture recent gains to the Fund's net asset value and prevent the Fund from developing an overtly defensive structure. The purchase of the more aggressively structured securities returned the Fund to a more neutral market position.

The Fund remained fully invested throughout the six-month period ended October 31, 2000. A strategy of maintaining significant cash reserves remains undesirable as it reduces shareholder income and, given recent and expected future declines in tax-exempt bond issuance, becomes problematic to quickly reinvest. We do not expect any additional tightening actions by the Federal Reserve Board. Furthermore, recent signs of a moderating US economy suggest that a significant and protracted increase in fixed-income bond yields is unlikely before year end. In such an environment, we expect to remain fully invested and use any periods of volatility as opportunities to seek to enhance the Fund's dividend yield.

The 125 basis point increase in short-term interest rates engineered by the Federal Reserve Board during the past year resulted in an increase in the Fund's borrowing cost into the 4%-4.125% range. However, despite this increase, the tax-exempt yield curve remained steeply positive, generating a material income benefit to the Fund's Common Stock shareholders from leveraging of the Preferred Stock. However, should the spread between short-term and long-term tax-exempt interest rates narrow,


                                     2 & 3

                                        MuniVest Fund II, Inc., October 31, 2000

the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

December 6, 2000

PROXY RESULTS

During the six-month period ended October 31, 2000, MuniVest Fund II, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on June 27, 2000. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------
                                                                 Shares Voted   Shares Voted
                                                                      For          Abstain
--------------------------------------------------------------------------------------------
1.    To elect the Fund's Directors:   Terry K. Glenn             19,272,194       336,465
                                       Cynthia A. Montgomery      19,272,159       336,500
                                       Charles C. Reilly          19,284,598       324,061
                                       Kevin A. Ryan              19,273,200       335,459
                                       Roscoe S. Suddarth         19,269,650       339,009
                                       Arthur Zeikel              19,258,881       349,778
                                       Edward D. Zinbarg          19,265,385       343,274
--------------------------------------------------------------------------------------------
                                                                      Shares Voted   Shares Voted  Shares Voted
                                                                          For           Against       Abstain
---------------------------------------------------------------------------------------------------------------
2.    To ratify the selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.                19,317,671        106,295      184,693
---------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 2000, MuniVest Fund II, Inc.'s Preferred Stock (Series A, B and C) shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on June 27, 2000. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------
                                                                           Shares Voted   Shares Voted
                                                                                For          Abstain
------------------------------------------------------------------------------------------------------
1.    To elect the Fund's Board of Directors:
      Terry K. Glenn, Ronald W. Forbes, Cynthia A. Montgomery, Charles C.
      Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Arthur
      Zeikel and Edward D. Zinbarg as follows:
                                         Series A                              1,724            4
                                         Series B                              1,597           14
                                         Series C                              1,707           82
--------------------------------------------------------------------------------------------------------
                                                                Shares Voted  Shares Voted  Shares Voted
                                                                     For         Against       Abstain
--------------------------------------------------------------------------------------------------------
2.    To ratify the selection of Deloitte & Touche LLP as the
      Fund's independent auditors for the current fiscal year
      as follows:
                                         Series A                   1,725           0             3
                                         Series B                   1,603           8             0
                                         Series C                   1,714          52            22
--------------------------------------------------------------------------------------------------------


                                     4 & 5

                                        MuniVest Fund II, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P    Moody's   Face
STATE                Ratings  Ratings  Amount   Issue                                                                        Value
====================================================================================================================================
Alabama--0.6%          BBB+    Baa1   $ 2,500   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds (Champion
                                                International Corporation Project), AMT, Series A, 6.50% due 9/01/2025      $  2,507
====================================================================================================================================
Alaska--1.0%           AAA     Aaa      3,795   Anchorage, Alaska, Lease Revenue Bonds (Correctional Facility), 6%
                                                due 2/01/2015 (h)                                                              4,010
====================================================================================================================================
Arizona--2.0%          A1+     P1       1,610   Coconino County, Arizona, Pollution Control Corporation Revenue Bonds
                                                (Arizona Public Service Co. Project), VRDN, AMT, Series A, 4.60% due
                                                12/01/2031 (a)                                                                 1,610
                       A1      VMIG1@   3,700   Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                                                (Southern California Edison Company), VRDN, Series B, 4.60% due
                                                6/01/2035 (a)                                                                  3,700
                       AAA     Aaa      2,315   Maricopa County, Arizona, Tempe Elementary Unified School District Number
                                                3, GO, Refunding, 7.50% due 7/01/2010 (c)                                      2,803
                       A1+     P1         200   Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES, 4.55% due
                                                12/01/2009 (a)                                                                   200
====================================================================================================================================
California--0.6%       AAA     Aaa      2,165   California Statewide Communities Development Authority, COP, Refunding,
                                                6% due 8/15/2016 (h)                                                           2,333
====================================================================================================================================
Colorado--2.4%         NR*     Aa2        640   Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior-Series F, 8.625%
                                                due 6/01/2025                                                                    686
                       NR*     Aa2      2,250   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series
                                                A-2, 7.50% due 4/01/2031                                                       2,605
                       A       A2       5,940   Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series C,
                                                6.75% due 11/15/2022                                                           6,198
====================================================================================================================================
District of                                     District of Columbia, GO, Refunding:
Columbia--1.8%         AAA     Aaa      5,000     Series A, 5.25% due 6/01/2027 (d)                                            4,691
                       AAA     Aaa      2,500     Series B, 5.25% due 6/01/2026 (h)                                            2,349
====================================================================================================================================
Florida--1.3%          BBB+    Baa1     5,155   Escambia County, Florida, PCR (Champion International Corporation
                                                Project), AMT, 6.90% due 8/01/2022                                             5,314
====================================================================================================================================
Georgia--2.0%                                   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                       A       A3       6,000     Series W, 6.60% due 1/01/2018                                                6,734
                       A       A3       1,250     Series X, 6.50% due 1/01/2020                                                1,389
====================================================================================================================================
Idaho--0.5%            NR*     Aaa      1,965   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT, Series
                                                E-2, 6.90% due 1/01/2027                                                       2,069
====================================================================================================================================
Illinois--14.5%        AA-     Aa3      6,925   Chicago, Illinois, Gas Supply Revenue Bonds (Peoples Gas), Series A,
                                                6.875% due 3/01/2015                                                           7,232
                       AAA     Aaa      2,385   Cook County, Illinois, Community High School District Number 219, Niles
                                                Township, GO, 6% due 12/01/2017 (c)                                            2,514
                       AA      Aa1      2,400   Illinois HDA, Residential Mortgage Revenue Bonds, RIB, AMT, 6.874% due
                                                2/01/2018 (e)                                                                  2,467
                                                Illinois HDA, Revenue Refunding Bonds (M/F Program):
                       A+      A1       6,900     Series A, 7.375% due 7/01/2017                                               7,241
                       A+      A1       6,500     Series 5, 6.75% due 9/01/2023                                                6,814
                       A1      VMIG1@   1,400   Illinois Health Facilities Authority, Revenue Refunding Bonds (University
                                                of Chicago Hospitals), VRDN, 4.60% due 8/01/2026 (a)(d)                        1,400
                       AAA     Aa2      2,000   Illinois State Sales Tax Revenue Bonds, 6.25% due 6/15/2015                    2,164
                       NR*     Aaa      3,850   Kane, Cook and Du Page Counties, Illinois, Elgin School District Number
                                                46, GO, 6.375% due 1/01/2018 (h)                                               4,159
                                                Mc Lean and Woodford Counties, Illinois, Community Unit, School District
                                                Number 005, GO, Refunding (h):
                       NR*     Aaa      2,345     6.25% due 12/01/2014                                                         2,569
                       NR*     Aaa      2,000     6.375% due 12/01/2016                                                        2,192
                       AAA     Aaa      5,400   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax
                                                Revenue Refunding Bonds (McCormick Plant Expansion Project), 5.25% due
                                                12/15/2028 (c)                                                                 5,075
                                                Regional Transportation Authority, Illinois, Revenue Bonds:
                       AAA     Aaa      1,500     Series A, 7.20% due 11/01/2020 (b)                                           1,803
                       AAA     Aaa      7,000     Series A, 6.70% due 11/01/2021 (c)                                           8,127
                       AAA     Aaa      1,000     Series C, 7.10% due 6/01/2004 (c)(g)                                         1,101
                       AAA     Aaa      2,500     Series C, 7.75% due 6/01/2020 (c)                                            3,190
====================================================================================================================================
Indiana--11.0%                                  Indiana Bond Bank Revenue Bonds (State Revolving Fund Program), Series A:
                       AAA     NR*      2,750     6.875% due 2/01/2012                                                         2,998
                       AAA     NR*      5,750     6.75% due 2/01/2017                                                          6,256
                       NR*     Aaa      5,545   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A, 6.80%
                                                due 1/01/2017 (f)                                                              5,672
                                                Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A:
                       AA      Aa2      2,000     7.25% due 6/01/2015                                                          2,391
                       AA      Aa2      3,775     6.80% due 12/01/2016                                                         4,363
                                                Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                Refunding Bonds, Series D:
                       AA      NR*      8,750     6.75% due 2/01/2014                                                          9,993
                       AA      NR*     11,800     6.75% due 2/01/2020 (i)                                                     12,449
====================================================================================================================================
Kentucky--0.7%                                  Kentucky Economic Development Finance Authority, Health System Revenue
                                                Refunding Bonds (Norton Healthcare Inc.), Series A:
                       NR*     NR*      1,500     6.25% due 10/01/2012                                                         1,476
                       NR*     NR*      1,400     6.625% due 10/01/2028                                                        1,356
====================================================================================================================================
Louisiana--4.3%        NR*     A3       2,000   Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities
                                                Revenue Refunding Bonds (Trunkline Long Company Project), 7.75% due
                                                8/15/2022                                                                      2,138
                       AAA     Aaa      5,000   Louisiana Local Government, Environmental Facilities, Community
                                                Development Authority Revenue Bonds (Capital Projects and Equipment
                                                Acquisition), Series A, 6.30% due 7/01/2030 (b)                                5,526
                       BB-     NR*     10,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                                Project), 6.50% due 1/01/2017                                                  9,425
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes


                                     6 & 7

                                        MuniVest Fund II, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P    Moody's   Face
STATE                Ratings  Ratings  Amount   Issue                                                                        Value
====================================================================================================================================
Maine--1.0%            AA      Aa2    $ 3,785   Maine State Housing Authority, Mortgage Purchase Revenue Bonds, AMT,
                                                Series C-2, 6.875% due 11/15/2023                                           $  3,927
====================================================================================================================================
Maryland--1.3%                                  Maryland State Energy Financing Administration, Solid Waste Disposal
                                                Revenue Bonds, AMT:
                       A1+     VMIG1@   1,900     (Cimenteries Project), VRDN, 4.75% due 5/01/2035 (a)                         1,900
                       A-      NR*      2,000     Limited Obligation (Wheelabrator Water Projects), 6.45% due 12/01/2016       2,045
                       AAA     Aaa      1,000   Maryland State Health and Higher Educational Facilities Authority Revenue
                                                Bonds (University of Maryland Medical System), Series B, 7% due
                                                7/01/2022 (c)                                                                  1,188
====================================================================================================================================
Massachusetts--4.8%    AAA     Aa1      8,600   Massachusetts Bay, Massachusetts, Transportation Authority, Revenue
                                                Refunding Bonds (Special Assessment), Series A, 5.25% due 7/01/2030            8,154
                       AA-     Aa2      1,000   Massachusetts State College Building Authority Project, Revenue Refunding
                                                Bonds, Senior-Series A, 7.50% due 5/01/2011                                    1,216
                       AA      Aa3      6,000   Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                                6.50% due 7/15/2019                                                            6,793
                       AAA     Aaa      3,000   Massachusetts State Water Resource Authority, Revenue Refunding Bonds,
                                                Series A, 6% due 8/01/2016 (c)                                                 3,200
====================================================================================================================================
Michigan--4.2%         AA-     NR*      2,355   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                                                6.65% due 4/01/2023                                                            2,444
                       AA+     NR*      2,945   Michigan State, HDA, Revenue Refunding Bonds, AMT, Series D, 6.85% due
                                                6/01/2026 (f)                                                                  3,002
                       AA      Aa2      5,775   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                                (Ascension Health Credit), Series A, 6.125% due 11/15/2026                     5,824
                       A1+     VMIG1@     300   Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                                                (William Beaumont Hospital), VRDN, Series L, 4.60% due 1/01/2027 (a)             300
                       A1+     VMIG1@     450   University of Michigan, University Hospital Revenue Refunding Bonds, VRDN,
                                                Series A, 4.60% due 12/01/2019 (a)                                               450
                       AAA     Aaa      5,000   Wayne State University, Michigan, University Revenue Refunding Bonds,
                                                5.125% due 11/15/2029 (c)                                                      4,668
====================================================================================================================================
Minnesota--2.7%                                 Minneapolis and Saint Paul, Minnesota, Metropolitan Airports Commission,
                                                Airport Revenue Bonds (c):
                       AAA     Aaa      1,250     AMT, Series B, 5.25% due 1/01/2022                                           1,178
                       AAA     Aaa      5,000     Series A, 5.125% due 1/01/2031                                               4,663
                                                Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                       AA+     Aa1      1,970     Series L, 6.70% due 7/01/2020                                                2,044
                       AA+     Aa1      2,860     Series M, 6.70% due 7/01/2026                                                2,966
====================================================================================================================================
Missouri--0.5%         AAA     NR*      2,000   Missouri State Housing Development Commission, S/F Mortgage Revenue Bonds
                                                (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (j)                       2,215
====================================================================================================================================
Nebraska--1.6%                                  Nebraska Investment Finance Authority, S/F Housing Revenue Bonds, AMT (j):
                       AAA     NR*      2,235     Series C, 6.30% due 9/01/2028 (k)                                            2,273
                       AAA     NR*      4,150     Series D, 6.45% due 3/01/2028                                                4,281
====================================================================================================================================
Nevada--3.4%           NR*     Aaa      4,545   Clark County, Nevada, School District, GO, RIB, Series 378, 7.29% due
                                                6/15/2015 (d)(e)                                                               5,139
                       BBB+    Baa1     5,000   Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic Healthcare
                                                West--Saint Rose Dominican Hospital), 5.375% due 7/01/2026                     4,068
                       AAA     Aaa      1,080   Nevada Housing Division Revenue Bonds (S/F Program), AMT, Senior Series E,
                                                7% due 10/01/2019 (f)                                                          1,126
                       AAA     Aaa      2,500   Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra Pacific Power
                                                Company), AMT, 6.65% due 12/01/2017 (b)                                        2,615
                       A1+     P1         500   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific Power
                                                Company Project), VRDN, AMT, 4.70% due 12/01/2020 (a)                            500
====================================================================================================================================
New Jersey--1.9%       NR*     Aa1      4,000   New Jersey State, GO, RIB, Series 316, 6% due 5/01/2013 (e)                    4,649
                       AAA     Aaa      2,700   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                                                Bonds, AMT, Series M, 6.95% due 10/01/2022 (d)                                 2,840
====================================================================================================================================
New York--9.7%         NR*     Aa2      3,375   New York City, New York, City Transitional Finance Authority Revenue
                                                Bonds, RIB, Series 283, 7.89% due 11/15/2015 (e)                               3,912
                                                New York City, New York, GO, Refunding:
                       A       A2       3,530     Series A, 6.50% due 5/15/2012                                                3,924
                       AAA     Aaa      5,000     Series A, 6.375% due 5/15/2015 (c)                                           5,508
                       A       A2       4,250     Series H, 5.125% due 8/01/2025                                               3,906
                                                New York State Dormitory Authority, Revenue Refunding Bonds:
                       BBB+    Baa1     4,500     (Mount Sinai Health), Series A, 6.75% due 7/01/2020                          4,799
                       AAA     NR*      7,000     RIB, Series 305, 7.39% due 5/15/2015 (d)(e)                                  7,985
                       A       A3       5,000     (State University Educational Facilities), 5.125% due 5/15/2021              4,677
                       AAA     Aaa      3,500   New York State Urban Development Corporation, Revenue Refunding Bonds
                                                (Correctional Capital Facilities), Series A, 6.50% due 1/01/2011               3,968
====================================================================================================================================
Oregon--1.1%                                    Oregon State Health, Housing, Educational and Cultural Facilities Authority
                                                Revenue Bonds, VRDN, Series A (a):
                       NR*     VMIG1@     200     (Guide Dogs for the Blind), 4.40% due 7/01/2025                                200
                       A1      NR*      2,000     (Sacred Heart Medical Center), 4.38% due 11/01/2028                          2,000
                       NR*     Aaa      2,000   Portland, Oregon, Airport Way Urban Renewal and Redevelopment Tax
                                                Increment, Tax Allocation Refunding Bonds, Series A, 6% due 6/15/2013 (b)      2,148
====================================================================================================================================
Pennsylvania--1.1%     NR*     Aaa      2,000   Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds,
                                                RIB, Series 396, 7.44% due 1/01/2019 (e)(h)                                    2,221
                       AAA     Aaa      2,040   Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                                                6.125% due 12/15/2015 (d)                                                      2,195
====================================================================================================================================
South Carolina--2.3%   AAA     Aaa      2,420   Anderson County, South Carolina, School District Number 002, GO, Series B,
                                                5.125% due 3/01/2025 (d)                                                       2,290
                       AAA     Aaa      2,725   Clemson University, South Carolina, University Revenue Bonds, 6.25% due
                                                5/01/2015 (b)                                                                  2,957
                       BBB+    Baa1     3,000   Richland County, South Carolina, Solid Waste Disposal Facilities Revenue
                                                Bonds (Union Camp Corporation Project), AMT, Series B, 7.125% due
                                                9/01/2021                                                                      3,074
                       NR*     Aa2        720   South Carolina Housing Finance and Development Authority, Mortgage Revenue
                                                Bonds, AMT, Series A, 6.70% due 7/01/2027                                        738
====================================================================================================================================
Texas--10.8%           AAA     Aaa      2,290   Austin, Texas, Revenue Refunding Bonds, Sub-Lien, Series A, 4.62%** due
                                                5/15/2013 (d)                                                                  1,151
                       AAA     Aaa      2,895   Corpus Christi, Texas, Utility System Revenue Refunding Bonds, Series A,
                                                6% due 7/15/2017 (h)                                                           3,042
                       AAA     Aaa      2,500   Cypress--Fairbanks, Texas, Independent School District, GO (Schoolhouse),
                                                5.25% due 2/15/2022                                                            2,398
                       AA-     Aa3      2,500   Guadalupe--Blanco River Authority, Texas, Sewage and Solid Waste Disposal
                                                Facility Revenue Bonds (E. I. du Pont de Nemours and Company Project),
                                                AMT, 6.40% due 4/01/2026                                                       2,594


                                     8 & 9

                                        MuniVest Fund II, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P    Moody's   Face
STATE                Ratings  Ratings  Amount   Issue                                                                        Value
====================================================================================================================================
Texas                  NR*     NR*    $ 1,500   Harris County, Texas, Health Facilities Development Corporation, Hospital
(concluded)                                     Revenue Bonds (Memorial Hospital System Project), Series A, 6.60% due
                                                6/01/2004 (g)                                                               $  1,621
                       NR*     Aa3      5,000   Harris County, Texas, Health Facilities Development Corporation, Revenue
                                                Refunding Bonds, RITR, Series 6, 7.095% due 12/01/2027 (e)(i)                  5,224
                       AAA     Aaa      5,000   Houston, Texas, Water and Sewer System Revenue Bonds, Junior Lien,
                                                Series C, 5.375% due 12/01/2027 (c)                                            4,824
                       AAA     Aaa      9,500   Houston, Texas, Water and Sewer System Revenue Refunding Bonds, Junior
                                                Lien, Series B, 5.25% due 12/01/2023 (c)                                       9,072
                       AAA     Aaa      2,425   Jefferson County, Texas, GO, 6.25% due 8/01/2015 (h)                           2,627
                       AAA     Aaa      1,000   Lower Neches Valley Authority, Texas, Industrial Development Corporation,
                                                Environmental Revenue Bonds (Mobil Oil Refining Corporation Project), AMT,
                                                6.35% due 4/01/2026                                                            1,034
                       A1+     NR*      1,400   North Central Texas, Health Facility Development Corporation Revenue Bonds
                                                (Methodist Hospitals--Dallas), VRDN, Series B, 4.60% due 10/01/2015 (a)(d)     1,400
                       AAA     Aaa      2,500   Texas United Independent School District, GO, 5.125% due 8/15/2026             2,320
                       AAA     Aaa      2,850   Williamson County, Texas, GO, Series A, 6% due 8/15/2013 (h)                   3,050
                       AAA     Aaa      2,735   Ysleta, Texas, Independent School District Public Facility Corporation,
                                                School Facility Lease Revenue Bonds, 6% due 11/15/2014 (b)                     2,907
====================================================================================================================================
Virginia--0.8%         BBB+    Baa1     3,115   Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                                Revenue Bonds (Union Camp Corporation Project), AMT, 6.55% due 4/01/2024       3,143
====================================================================================================================================
Washington--6.8%       AAA     Aaa      2,425   Chelan County, Washington, Public Utility District Number 001, Consolidated
                                                Revenue Refunding Bonds (Chelan Hydro), AMT, Series D, 6.35% due
                                                7/01/2028 (d)                                                                  2,529
                       AAA     Aaa      3,245   Douglas County, Washington, Public Utility District Number 001, Wells
                                                Hydroelectric Revenue Bonds, Series B, 6% due 9/01/2029 (d)                    3,379
                       AAA     Aaa      2,000   King County, Washington, Sewer Revenue Bonds, 5.25% due 1/01/2030 (c)          1,883
                       AAA     Aaa      5,000   Washington State, GO, Trust Receipts, Class R, Series 6, 7.22% due
                                                1/01/2014 (e)(h)                                                               5,573
                                                Washington State Public Power Supply System Revenue Refunding Bonds,
                                                Series B:
                       AA-     Aa1      4,950     (Nuclear Project No. 1), 7.25% due 7/01/2009                                 5,569
                       AA-     Aa1      5,000     (Nuclear Project No. 1), 7.125% due 7/01/2016                                5,902
                       AAA     Aaa      1,900     (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)                            2,243
====================================================================================================================================
Wisconsin--0.3%        AA      Aa2      1,135   Wisconsin Housing and Economic Development Authority, Home Ownership
                                                Revenue Refunding Bonds, AMT, Series D, 6.65% due 7/01/2025                    1,154
====================================================================================================================================
Wyoming--2.1%          BBB-    Baa2     5,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corp.
                                                Project), AMT, Series B, 6.90% due 9/01/2024                                   5,037
                       AA      Aa2      1,500   Wyoming Community Development Authority, S/F Mortgage Revenue Bonds, AMT,
                                                Series H, 7.10% due 6/01/2012 (f)                                              1,566
                       AA      Aa2      1,685   Wyoming Community Development Authority, S/F Mortgage Revenue Refunding
                                                Bonds, Series B, 6.70% due 6/01/2017                                           1,709
====================================================================================================================================
                       Total Investments (Cost--$381,584)--99.1%                                                             396,410

                       Other Assets Less Liabilities--0.9%                                                                     3,759
                                                                                                                            --------
                       Net Assets--100.0%                                                                                   $400,169
                                                                                                                            ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(f)   FHA Insured.
(g)   Prerefunded.
(h)   FSA Insured.
(i)   Escrowed to maturity.
(j)  FNMA/GNMA Collateralized.
(k)   FHLMC Collateralized.
 *    Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 @    Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................     48.1%
AA/Aa ................................................................     25.8
A/A ..................................................................     11.3
BBB/Baa ..............................................................      7.0
BB/Ba ................................................................      2.4
NR (Not Rated) .......................................................      1.1
Other+ ...............................................................      3.4
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.


                                    10 & 11

                                        MuniVest Fund II, Inc., October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of October 31, 2000
=========================================================================================================
Assets:        Investments, at value (identified cost--$381,583,568) ..                     $396,410,367
               Cash ...................................................                           79,926
               Interest receivable ....................................                        7,656,728
               Prepaid expenses and other assets ......................                            6,738
                                                                                            ------------
               Total assets ...........................................                      404,153,759
                                                                                            ------------
=========================================================================================================
Liabilities:   Payables:
                 Securities purchased .................................   $   3,249,229
                 Dividends to shareholders ............................         386,941
                 Investment adviser ...................................         163,160        3,799,330
                                                                          -------------
               Accrued expenses and other liabilities .................                          185,000
                                                                                            ------------
               Total liabilities ......................................                        3,984,330
                                                                                            ------------
=========================================================================================================
Net Assets:    Net assets .............................................                     $400,169,429
                                                                                            ============
=========================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.05 per share (5,400
                 shares of AMPS* issued and outstanding at $25,000
                 per share liquidation preference) ....................                     $135,000,000
                 Common Stock, par value $.10 per share (19,907,055
                 shares issued and outstanding)                           $   1,990,705
               Paid-in capital in excess of par .......................     277,543,484
               Undistributed investment income--net ...................       2,311,548
               Accumulated realized capital losses on investments--net      (31,503,107)
               Unrealized appreciation on investments--net ............      14,826,799
                                                                          -------------
               Total--Equivalent to $13.32 net asset value per share of
               Common Stock (market price--$11.625) ...................                      265,169,429
                                                                                            ------------
               Total capital ..........................................                     $400,169,429
                                                                                            ============
=========================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                   For the Year Ended October 31, 2000
====================================================================================================================
Investment         Interest and amortization of premium and discount earned .........                  $ 23,380,969
Income:
====================================================================================================================
Expenses:          Investment advisory fees .........................................   $  1,959,825
                   Commission fees ..................................................        341,297
                   Accounting services ..............................................        131,968
                   Transfer agent fees ..............................................         91,759
                   Professional fees ................................................         76,300
                   Printing and shareholder reports .................................         53,026
                   Custodian fees ...................................................         29,755
                   Listing fees .....................................................         28,303
                   Directors' fees and expenses .....................................         23,854
                   Pricing fees .....................................................         13,473
                   Other ............................................................         34,138
                                                                                        ------------
                   Total expenses ...................................................                     2,783,698
                                                                                                       ------------
                   Investment income--net ...........................................                    20,597,271
                                                                                                       ------------
====================================================================================================================
Realized &         Realized loss on investments--net ................................                    (8,420,590)
Unrealized         Change in unrealized appreciation/depreciation on investments--net                    19,269,130
Gain (Loss) on                                                                                         ------------
Investments--Net:  Net Increase in Net Assets Resulting from Operations .............                  $ 31,445,811
                                                                                                       ============
====================================================================================================================

      See Notes to Financial Statements.


                                                      12 & 13

                                        MuniVest Fund II, Inc., October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        For the Year Ended October 31,
                                                                                        ------------------------------
                  Increase (Decrease) in Net Assets:                                        2000             1999
=======================================================================================================================
Operations:       Investment income--net ............................................   $  20,597,271    $  20,843,405
                  Realized loss on investments--net .................................      (8,420,590)      (7,450,489)
                  Change in unrealized appreciation/depreciation on investments--net       19,269,130      (33,277,841)
                                                                                        -------------    -------------
                  Net increase (decrease) in net assets resulting from operations ...      31,445,811      (19,884,925)
                                                                                        -------------    -------------
=======================================================================================================================
Dividends to      Investment income--net:
Shareholders:       Common Stock ....................................................     (15,726,573)     (16,419,996)
                    Preferred Stock .................................................      (5,525,154)      (4,340,484)
                                                                                        -------------    -------------
                  Net decrease in net assets resulting from dividends to shareholders     (21,251,727)     (20,760,480)
                                                                                        -------------    -------------
=======================================================================================================================
Net Assets:       Total increase (decrease) in net assets ...........................      10,194,084      (40,645,405)
                  Beginning of year .................................................     389,975,345      430,620,750
                                                                                        -------------    -------------
                  End of year* ......................................................   $ 400,169,429    $ 389,975,345
                                                                                        =============    =============
=======================================================================================================================
                 *Undistributed investment income--net ..............................   $   2,311,548    $   2,966,004
                                                                                        =============    =============
=======================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have
                      been derived from information provided in the
                      financial statements.                                           For the Year Ended October 31,
                                                                       ------------------------------------------------------------
                      Increase (Decrease) in Net Asset Value:            2000         1999         1998         1997         1996
===================================================================================================================================
Per Share             Net asset value, beginning of year ............  $  12.81     $  14.85     $  14.59     $  14.12     $  13.93
Operating                                                              --------     --------     --------     --------     --------
Performance:          Investment income--net ........................      1.04         1.05         1.08         1.13         1.10
                      Realized and unrealized gain (loss) on
                      investments--net ..............................       .54        (2.05)         .26          .46          .18
                                                                       --------     --------     --------     --------     --------
                      Total from investment operations ..............      1.58        (1.00)        1.34         1.59         1.28
                                                                       --------     --------     --------     --------     --------
                      Less dividends to Common Stock shareholders
                      from investment income--net ...................      (.79)        (.82)        (.84)        (.88)        (.85)
                                                                       --------     --------     --------     --------     --------
                      Effect of Preferred Stock activity:
                        Dividends to Preferred Stock shareholders
                        from investment income--net .................      (.28)        (.22)        (.24)        (.24)        (.24)
                                                                       --------     --------     --------     --------     --------
                      Net asset value, end of year ..................  $  13.32     $  12.81     $  14.85     $  14.59     $  14.12
                                                                       ========     ========     ========     ========     ========
                      Market price per share, end of year ...........  $ 11.625     $  11.75     $14.4375     $ 13.875     $ 12.625
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Total Investment      Based on market price per share ...............     5.93%      (13.49%)      10.37%       17.32%       11.43%
Return:*                                                               ========     ========     ========     ========     ========
                      Based on net asset value per share ............    11.33%       (8.31%)       7.96%       10.31%        8.47%
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Ratios Based on       Total expenses** ..............................     1.08%        1.01%         .96%        1.00%        1.01%
Average Net Assets                                                     ========     ========     ========     ========     ========
Of Common Stock:      Total investment income--net** ................     8.00%        7.36%        7.32%        7.78%        7.93%
                                                                       ========     ========     ========     ========     ========
                      Amount of dividends to Preferred Stock
                      shareholders ..................................     2.15%        1.53%        1.61%        1.64%        1.73%
                                                                       ========     ========     ========     ========     ========
                      Investment income--net, to Common Stock
                      shareholders ..................................     5.85%        5.83%        5.71%        6.14%        6.20%
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Ratios Based on       Total expenses ...............................       .71%         .68%         .66%         .68%         .68%
Total Average                                                          ========     ========     ========     ========     ========
Net Assets:+**        Total investment income--net .................      5.24%        4.99%        5.06%        5.30%        5.30%
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders .....     4.08%        3.22%        3.52%        3.50%        3.55%
Average Net Assets                                                     ========     ========     ========     ========     ========
Of Preferred Stock:
===================================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of year
Data:                 (in thousands) ................................  $265,169     $254,975     $295,621     $290,345     $281,036
                                                                       ========     ========     ========     ========     ========
                      Preferred Stock outstanding, end of year
                      (in thousands) ................................  $135,000     $135,000     $135,000     $135,000     $135,000
                                                                       ========     ========     ========     ========     ========
                      Portfolio turnover ............................   110.66%      114.06%      140.55%       57.80%       46.58%
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Leverage:             Asset coverage per $1,000 .....................  $  2,964     $  2,889     $  3,190     $  3,151     $  3,082
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Dividends             Series A--Investment income--net ..............  $  1,067     $    816     $    897     $    880     $    898
Per Share on                                                           ========     ========     ========     ========     ========
Preferred Stock       Series B--Investment income--net ..............  $    990     $    810     $    875     $    872     $    879
Outstanding:                                                           ========     ========     ========     ========     ========
                      Series C--Investment income--net ..............  $  1,012     $    786     $    869     $    869     $    886
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
 +    Includes Common and Preferred Stock average net assets.

      See Notes to Financial Statements.


                                     14 & 15

                                        MuniVest Fund II, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $417,858,694 and $419,150,303, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                       Realized       Unrealized
                                                        Losses          Gains
--------------------------------------------------------------------------------
Long-term investments ............................   $(8,420,590)    $14,826,799
                                                     -----------     -----------
Total ............................................   $(8,420,590)    $14,826,799
                                                     ===========     ===========
--------------------------------------------------------------------------------

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $14,826,638, of which $17,504,248 related to appreciated securities and $2,677,610 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $381,583,729.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.11%; Series B, 4.11%; and Series C, 3.75%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $143,638 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $29,211,000, of which $9,489,000 expires in 2003, $10,964,000 expires in 2007 and $8,758,000 expires in 2008. These amounts will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065000 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.


                                    16 & 17

                                        MuniVest Fund II, Inc., October 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniVest Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund II, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund II, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 8, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Fund II, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    18 & 19

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MVT

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16807--10/00

[Recycle LOGO] Printed on post-consumer recycled paper